Exhibit 10.2

                                AMENDMENT TO THE
                               OPERATING AGREEMENT
                                       OF

                         MAVERICK BASIN EXPLORATION, LLC

                               DATED JUNE 23, 2004










                                  July 14, 2004

                                AMENDMENT TO THE
                             OPERATING AGREEMENT OF
                         MAVERICK BASIN EXPLORATION, LLC


         THIS AMENDMENT to the Operating Agreement of MAVERICK BASIN EXPLORATION, LLC, a Delaware Limited Liability Company, ("Operating Agreement") is entered into and shall be effective this 14th day of July, 2004, among Touchstone Resources USA, Inc. ("Touchstone") (the "Withdrawing Class A Member" and the "Initial Class B Member"), PHT Gas, LLC ("PHT") (the "Initial Class C Member") and South Oil, Inc. ("South Oil") (the "Additional Class A Member") (collectively the "Members").

                              W I T N E S S E T H:

         WHEREAS, Touchstone, prior to making any membership contributions to the Company, has withdrawn as a Class A Member; and

         WHEREAS, South Oil has agreed to become an Additional Class A Member and assume the capital contribution requirements of the Class A Member.

         NOW, THEREFORE, intending to be legally bound, the Members hereby approve the amendment to the Operating Agreement to admit South Oil as an Additional Class A Member. The Ownership interest of Maverick Basin Exploration LLC shall be amended to reflect those percentages listed on Exhibit A, attached.


                                       WITHDRAWING CLASS A MEMBER

                                       TOUCHSTONE RESOURCES USA, INC.

                                       By:   /s/ Stephen P. Harrington
                                          ------------------------------------
                                            Stephen P. Harrington, President

                                       ADDITIONAL CLASS A MEMBER

                                       SOUTH OIL, INC.



                                       By:   /s/ Mark A. Bush
                                          ------------------------------------
                                            Mark A. Bush, President

                                       [Signatures Continued on Following Page]

                                       CLASS B MEMBER

                                       TOUCHSTONE RESOURCES USA, INC.



                                       By: /s/ Stephen P. Harrington
                                          ------------------------------------
                                           Stephen P. Harrington, President

                                       CLASS C MEMBER

                                       PHT GAS, LCC
                                       By:  RMS ADVISORS, INC., Manager


                                       By:  /s/ Howard M. Appel
                                          ------------------------------------
                                            Howard M. Appel, President